Exhibit 99.1

For Immediate Release

Nukkleus Inc. Announces Strategic $10.0 Million Private Placement Priced At-the-Market

Net proceeds to fund pending acquisitions and business expansion initiatives

New York, NY, September 5, 2025 — Nukkleus, Inc. (NASDAQ: NUKK), a strategic acquirer and developer of high-potential businesses in the Aerospace and Defense related (A&D) industries, today announced the pricing of a private placement led with a $9,500,000 investment by Esousa Group Holdings, LLC, a New York-based family office, and $500,000 investment by Sixth Borough Capital Fund, LP. The aggregate gross proceeds from the private placement are expected to be approximately $10.0 million, before deducting placement agent fees and other offering expenses payable by the Company.

The Company intends to use the net proceeds from the private placement to fund its previously announced, pending strategic acquisitions and business expansion initiatives, including:

-	Acquisition of Tiltan Software Engineering Ltd., an AI software provider for the defense market.

-	Acquisition of 51% of Star 26 Capital, a defense company which holds 100% ownership in RIMON, a leading Israeli supplier of components for the Iron Dome missile defense system, as well as other defense and tactical solutions.

-	Establishment of advanced manufacturing zones in both the Baltics and Israel, designed to support civil and defense aviation needs, via a joint venture with Mandragola Ltd., a leading Israeli business development and investment company specialized in advanced technologies and strategic partnerships. which will mark Nukkleus’ entrance into commercial aviation services.

-	Commercialization of drone payload license from Blade Ranger Ltd. (TASE: BLRN), an innovator of advanced drone payload systems for defense, homeland security, and solar applications, which will mark Nukkleus’ entrance into commercial aviation services.

In connection with the private placement, the Company has agreed to issue an aggregate of 200 units. Each unit will be sold at a price per unit of $50,000.00, and will consist of a restricted share of Series A convertible preferred stock and restricted common warrants to purchase 15,957 shares of common stock. The Series A convertible preferred stock has a stated value of $50,000 per share and each share of Series A convertible preferred stock will be convertible into 10,224 unregistered shares of Company common stock (or pre-funded warrants in lieu thereof) based on a conversion price of $4.89 per share, subject to customary adjustments and price-based anti-dilution protection and subject to further adjustment upon receipt of stockholder approval.

Each common warrant represents the right to purchase one share of unregistered common stock, and is exercisable at an exercise price of $5.405 per share of common stock, subject to customary adjustments and price-based anti-dilution protection. The common warrants may also be exchanged on a cashless basis for a number of shares of common stock as determined based on a formula included in the common warrant. The company has the right to call the common warrants in certain circumstances.

The closing of the private placement is expected to occur on or about September 9, 2025, subject to the satisfaction of certain customary closing conditions.

For a more fulsome description of the private placement transaction, including the securities issued in the transaction, please review our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2025.

Dawson James Securities is acting as the Exclusive Placement Agent for the private placement.

The Series A convertible preferred stock and common warrants (and the shares of common stock and/or pre-funded warrants issuable upon conversion of the Series A convertible preferred stock and upon exercise of the common warrants) described above are being offered in a private placement exempt from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and have not been registered under the Act, or applicable state securities laws. Accordingly, the securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws. Pursuant to a registration rights agreement with the investors, the Company has agreed to file one or more registration statements with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock issuable upon conversion of the Series A convertible preferred stock and the shares of common stock issuable upon exercise of the common warrants sold in the private placement and shares of common stock issuable upon the exercise of pre-funded warrants, if any, issued upon conversion of the Series A convertible preferred stock.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Nukkleus Inc.

Nukkleus Inc. (NASDAQ: NUKK) focuses on acquiring and scaling mission-critical suppliers across the defense, aerospace, and advanced manufacturing sectors. With planned operations in the United States and Israel, Nukkleus is targeting Tier 2 and Tier 3 companies that form the industrial backbone of national security infrastructure. Through its planned proprietary capital model, Nukkleus expects to integrate operational capabilities, financial discipline, and long-term vision to modernize and expand strategic suppliers—supporting dual-use innovation and resilient supply chains.

The company’s portfolio approach is expected to combine organic growth with disciplined M&A, potentially enabling transformational scale and positioning Nukkleus at the core of 21st-century defense industrial strategy.

Forward-Looking Statements

This press release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts, including, but not limited to, statements related to the closing of the private placement and the ability for the Company to utilize the financing to fund acquisitions and business expansion and statements regarding the pending acquisitions of Tiltan Software Engineering Ltd. and Star26 Capital, the joint venture with Mandragola Ltd., the planned commercialization of drone payload license from Blade Ranger Ltd are "forward-looking statements" within the meaning of federal securities laws. In some cases, you can identify forward-looking statements by terminology such as "will," "would," "expect," "intend," "plan," "objective," or comparable terminology referencing future events, conditions or circumstances, or the negative of such terms. Although Nukkleus believes that it has a reasonable basis for the forward-looking statements contained in this press release, they are based on management's current beliefs and expectations about future events and circumstances and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond the Company's control. Risk factors including, but not limited to, the risk that the closing of the offering may not occur as expected or at all and the anticipated use of proceeds, uncertainty regarding the satisfaction or waiver of all closing conditions to complete the acquisitions of Tiltan Software Engineering Ltd. and Star26 Capital, the risk that the acquisitions may not be completed on the terms or in the time frame expected by the company, unexpected costs, charges or expenses resulting from the acquisitions, the company’s ability to successfully implement the joint venture with Mandragola Ltd., the market adoption of the planned commercialization of drone payload license from Blade Ranger Ltd, the ability of the company to implement its business strategy, uncertainty regarding third-party market projections, market volatility, competition, litigation, and those other risks described under "Risk Factors" in Nukkleus' most recently filed annual report on Form 10-K, as updated from time to time in its quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements in this press release. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Nukkleus undertakes no obligation to update any forward-looking statement contained in this press release to reflect events that occur or circumstances that exist after the date of this press release, except as required by law.

For more information, please contact:

Investor Relations Contacts (US):

The Equity Group Inc.

Lena Cati
lcati@theequitygroup.com

+1 (212) 836-9611

Val Ferraro

vferraro@theequitygroup.com

+1 (212) 836-9633

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